SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    Form 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 12, 1999

                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-22250              95-4431352
(State of Other Jurisdiction      Commission           (IRS Employer
     of Incorporation)           File Number)       Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                   (Address of Principal Executive Offices)

                                (805) 295-5600
                         (Registrant's Telephone Number)


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ITEM  5.    OTHER EVENTS

      Reference is made to the press releases of Registrant, issued on July 12, 1999 and July 22, 1999, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of the July 12, 1999 and July 22, 1999 press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 1999                       3D SYSTEMS CORPORATION

                                    By:  /S/  FRANK J. SPINA
                                       --------------------------------------
                                          Frank J. Spina
                                          Vice President &
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBITS                                                      PAGE NUMBER

99.1              Press Release dated July 12, 1999.

99.2              Press Release dated July 22, 1999.